UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation	FD Disclosure.

A copy of the joint press release referenced in Item 8.01 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The email sent to employees referenced in Item 8.01 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other	Events.

On February 24, 2016, PowerSecure International, Inc. (the “Company”) and The Southern Company (“Southern”) issued a joint press release announcing the entry by the Company and Southern into an Agreement and Plan of Merger pursuant to which, subject to the terms and conditions thereof, Southern will acquire the Company in a merger transaction (the “Merger”).

Also on February 24, 2016, the Company’s Chief Executive Officer sent an email to employees of the Company regarding the Merger.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between the Company and Southern. In connection with the transaction, the Company intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a proxy statement that will be mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE TRANSACTION. Investors and security holders will be able to obtain the proxy statement (when available), as well as other materials and documents filed with the SEC, free of charge, at the SEC’s website at www.sec.gov, or free of charge from the Company at www.powersecure.com under the Investor Relations tab or by directing a request to the Company at PowerSecure International, Inc., 1609 Heritage Commerce Court, Wake Forest, North Carolina 27587, attention: Investor Relations. Investors and security holders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

The Company and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 24, 2015, and in its Annual Report on Form 10-K filed with the SEC on March 2, 2015. These documents can be obtained free of charge as indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Report and the exhibits to this Report contain forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the expected benefits of the transaction, such as growth potential, market profile, financial strength, and enhanced earnings per share, the expected timing of the completion of the transaction, future financial and operating results, Southern Company’s and the Company’s future plans, objectives, expectations and intentions. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “intend,” “estimate,” “plan,” “believe,” “may,” “project,” “potential,” “forecast,” “target,” “guidance,” “outlook,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology.

Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the risk that the businesses will not be integrated successfully; the possibility that the anticipated benefits from the transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs related to the integration of Southern and the Company will be greater than expected; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on transaction-related issues; the on-going uncertainty and inconsistency in the economy, financial markets and business markets; the impact of legislative, regulatory and competitive changes; and other and other risks, uncertainties and other factors identified from time to time in in the Company’s reports filed with or furnished to the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, as well as subsequently filed Quarterly Reports Form 10-Q and Current Reports on Form 8-K, copies of which may be obtained by visiting the investor relations page of the Company’s website or the SEC’s website at www.sec.gov. There can be no assurance that the transaction will in fact be consummated.

The Company cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the Company, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the transaction or other matters attributable to the Company or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this release. The Company does not undertake any duty or obligation to update or revise any forward-looking statement for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise, except as may be required by law.

Item 9.01 Financial	Statements and Exhibits.

(d)    Exhibits

99.1	Joint Press Release of The Southern Company and PowerSecure International, Inc., issued February 24, 2016, announcing the merger

99.2	Email from the Company’s Chief Executive Officer to Company Employees, distributed February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President and Chief Financial Officer

Dated: February 24, 2016

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